UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

HORIZON SPACE ACQUISITION II CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42406	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1412 Broadway

21st Floor, Suite 21V

New York, NY 10018

(Address of principal executive offices)

Tel: (646)257-5537

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one ordinary share, $0.0001 par value, and one Right to acquire one-tenth of one ordinary share	HSPTU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	HSPT	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one ordinary share	HSPTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

 As previously disclosed on a Current Report on Form 8-K filed on November 18, 2024, on November 18, 2024, Horizon Space Acquisition II Corp. (the “Company”) consummated the initial public offering (the “IPO”) of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share, $0.0001 par value per share (each, a “Ordinary Share”), and one right (each, a “Right”), each one Right entitling the holder thereof to exchange for one-tenth of one Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 200,000 units (the “Private Units”) to the Company’s sponsor, Horizon Space Acquisition II Sponsor Corp. (the “Sponsor”). Each Private Unit consists of one Ordinary Share and one right. The Private Units were sold at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $2,000,000. In connection with the IPO, the Company issued 210,000 Ordinary Shares to Maxim Group LLC, the representative of the underwriters of the IPO (the “Representative”), as part of the underwriting compensation (the “Representative Shares”)

In connection with the IPO, the underwriters were granted an option to purchase up to 900,000 additional Units (the “Over-allotment Option”). On November 19, 2024, the Representative exercised the Over-allotment Option in full, and on November 21, 2024, the Representative consummated purchase of 900,000 Units (the “Option Units”), generating gross proceeds of $9,000,000. Simultaneously with the issuance and sale of the Option Units, the Company completed a private placement sale of 13,500 Private Units (the “Additional Private Units”) to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds of $135,000. The Company also issued additional 31,500 Representative Shares to the Representative.

In connection with the offering of the Option Units and the sale of Additional Private Units, the proceeds of $9,000,000 were placed in the trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO, with Wilmington Trust, N.A., as trustee.

The Company’s unaudited pro forma balance sheet as of November 21, 2024, reflecting the receipts of the proceeds of the offering of the Option Units and the sale of Additional Private Units on the same day, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

99.1	Unaudited Pro forma Balance Sheet as of November 21, 2024.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Space Acquisition II Corp.

	By:	/s/ Mingyu (Michael) Li
	Name:	Mingyu (Michael) Li
	Title:	Chief Executive Officer

Date: November 25, 2024

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